CLASSIFIED – INTERNAL USE May 22, 2018 First Quarter 2018 Results

CLASSIFIED – INTERNAL USE 2 Forward-Looking Statements Forward-looking statements in this presentation regarding the Company’s future performance, restaurant sales and guest traffic, new restaurant openings, and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s strategic initiatives; the effectiveness of the Company’s marketing strategies and initiatives to achieve restaurant sales growth; the cost and availability of key food products, labor, and energy; the ability to achieve anticipated revenue and cost savings from anticipated new technology systems and tools in the restaurants including upgrading the Company’s point-of-sale system and implementing a new inventory management system and other initiatives; the ability to develop, test, implement and increase online ordering, to-go services, catering and other off- premise sales; the ability to increase labor productivity through alternative labor models; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; the impact of federal, state, and local regulation of the Company’s business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in results, and providing meaningful period- to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q1 press release posted on redrobin.com.

CLASSIFIED – INTERNAL USE 3 Red Robin Q1-2018 Results • Total revenues increased 0.2% • Off-premise sales increased to 9.4% of total food and beverage sales • Comparable restaurant revenue decreased 0.9% (using constant currency rates) • Comparable restaurant guest counts increased 0.1% • Restaurant labor costs as a percentage of restaurant revenue improved 70 bps to 34.5% • Earnings per diluted share were $0.34 compared to $0.89 in Q1 2017. Adjusted diluted EPS(1) were $0.69 • Opened 4 new Red Robin® restaurants (1) See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

CLASSIFIED – INTERNAL USE 4 Expanding Everyday Value Line-up Red Robin’s Tavern Double Offerings

CLASSIFIED – INTERNAL USE 5 Continued Off-Premise Sales Growth US Comp Locations Off-Premise Sales as a % of Gross F&B Sales 10.0% 9.4% 9.0% 8.3% 8.0% 7.6% 7.0% 7.0% 6.3% 6.0% 5.7% 5.4% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18

CLASSIFIED – INTERNAL USE 6 Burger Bar Advertising in Test

CLASSIFIED – INTERNAL USE 7 Red Robin Value vs. “Those Guys”

CLASSIFIED – INTERNAL USE 8 Significant Productivity Improvement US Comp Locations’ Labor Productivity Improvement Year-Over-Year 12.0% 10.9% 10.0% 8.0% 6.3% 6.0% 4.0% 2.4% 2.0% 1.6% 0.0% -0.8% -2.0% Q1-17 Q2-17 Q3-17 Q4-17 Q1-18

CLASSIFIED – INTERNAL USE 9 Emphasizing What We Are Known For • Craveable, customizable burgers • Attentive service at speed appropriate for Guest occasion • Affordable abundance

CLASSIFIED – INTERNAL USE 10 Financial Update

CLASSIFIED – INTERNAL USE 11 Seven Consecutive Quarters of Traffic Outperformance vs. Competitors 5.0% 4.0% 4.0% 3.6% 3.6% 3.0% 2.2% 2.3% 2.0% 1.2% 1.2% 1.0% 0.0% -1.0% -0.6% -0.9% -2.0% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Source: Based on Black Box Intelligence Casual Dining (All Cuisine) peers as of 4/22/2018

CLASSIFIED – INTERNAL USE 12 Q1-18 Sales Highlights Q1-18 Q1-17 Change (16 Weeks) (16 Weeks) Restaurant revenue (millions) $414.7 $413.5 0.3% Total company revenues (millions) $421.5 $420.6 0.2% Company-owned comp revenue(1)(2) -0.9% -1.2% Price/Mix -1.0% 0.5% Guest counts 0.1% -1.7% Franchised comp revenue(2) -0.5% -3.3% Company avg. weekly revenue/unit(1) – total $53,704 $55,490 -3.2% Company avg. weekly revenue/unit(1)(3) – comp $54,003 $55,446 -2.6% Avg. weekly restaurant level operating profit/unit(1) – comp $10,864 $11,794 -7.9% Operating weeks 7,722 7,462 3.5% Net Sales/ sq. ft (TTM) $449 $447 0.4% (1) Calculated at constant currency rates (2) Comparable revenue growth is calculated by comparing the same calendar weeks which, for the first quarter of 2017, exclude the first week of the first quarter of 2017 and include the first week of the second quarter of 2017 (3) Using the same calendar weeks as compared to the first quarter 2018, the average weekly sales per unit in the first quarter of 2017, using constant currency rates, was $54,503 resulting in a change of -0.9%

CLASSIFIED – INTERNAL USE 13 Comparable Restaurant Revenue Trend(1) 5.5% 3.5% 2.7% 1.5% 0.5% -0.5% -0.1% -0.9% -1.2% -2.5% -2.6% -3.2% -3.6% -4.5% -4.3% Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 (1) Calculated at constant currency rates

CLASSIFIED – INTERNAL USE 14 Q1-18 Restaurant Results % of Restaurant % of Restaurant Favorable Revenue Revenue (Unfavorable) Q1-18 Q1-17 Cost of sales 23.8% 22.9% (90 bps) Labor 34.5% 35.2% 70 bps Other operating 13.3% 12.6% (70 bps) Occupancy 8.4% 8.0% (40 bps) Restaurant Level Operating Profit(1) 20.0% 21.3% (130 bps) (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss) 14

CLASSIFIED – INTERNAL USE 15 Restaurant Level Operating Profit(1)(2) Margins 25.0% 24.0% 23.0% 22.8% 22.0% 21.3% 21.4% 21.0% 20.8% 20.5% 20.0% 20.0% 19.8% 19.1% 19.0% 18.6% 18.0% 17.0% 16.0% Q1 Q2 Q3 Q4 2016 2017 2018 (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss) (2) Prior period local marketing costs have been reclassified from Other operating to Selling to conform with the current period presentation 15

CLASSIFIED – INTERNAL USE 16 Adjusted EBITDA(1) ($ in millions) $55.0 $50.0 $48.9 $45.8 $45.0 $42.4 $40.0 $35.8 $35.0 $33.5 $32.3 $30.0 $29.2 $26.8 $25.5 $25.0 $20.0 $15.0 $10.0 Q1 Q2 Q3 Q4 2016 2017 2018 (1) See Appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss) 16

CLASSIFIED – INTERNAL USE 17 Adjusted Earnings Per Diluted Share $1.35 $1.27 $1.15 $0.95 $0.89 $0.78 $0.75 $0.75 $0.69 $0.61 $0.55 $0.38 $0.35 $0.35 $0.21 $0.15 Q1 Q2 Q3 Q4 2016 2017 2018 See Appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share 17

CLASSIFIED – INTERNAL USE 18 Thank you to all of our Team Members! 17

CLASSIFIED – INTERNAL USE 19 Appendix

CLASSIFIED – INTERNAL USE 20 Adjusted Net Income(1) ($ in millions) $18.0 $17.6 $16.0 $14.0 $12.0 $11.6 $10.3 $10.2 $10.0 $9.1 $7.9 $8.0 $6.0 $5.0 $4.5 $4.0 $2.7 $2.0 Q1 Q2 Q3 Q4 2016 2017 2018 (1) See Appendix for reconciliation of non-GAAP Adjusted Net Income to Net Income (Loss) 20

CLASSIFIED – INTERNAL USE 21 Cash Flow from Operations ($ in millions) $80.0 $70.0 $70.0 $60.0 $57.0 $50.0 $42.5 $40.0 $34.7 $35.0 $30.0 $27.6 $24.6 $20.0 $16.9 $10.0 $4.3 $0.0 Q1 Q2 Q3 Q4 2016 2017 2018 21

CLASSIFIED – INTERNAL USE 22 Q1-18 Commodity Update % of Total Market vs. Contract COGS in Q1-18 Steak fries 13.5% 100% contracted through 10/19 Ground beef 13.0% Market Poultry 9.4% 100% contracted though 12/18 Bacon 100% contracted through 6/18; Meat 7.4% Prime rib 100% contracted through 12/18 Produce 7.2% 70% contracted through 10/18 Bread 6.2% Frozen bread 100% contracted through 9/18 Seafood 3.1% Cod and Shrimp 100% contracted through 9/18 Fry oil 1.7% 100% contracted through 12/18 22

CLASSIFIED – INTERNAL USE 23 Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share ($ in thousands, except per share data) 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net income (loss) as reported $ 14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 $ 6,931 $ 2,714 $ 8,807 $ 4,380 Adjustments to net income (loss): Asset impairment and restaurant closure costs 825 3,860 9,321 20,420 - 1,584 - 5,330 - Litigation contingencies 3,900 - - - - - - 4,000 Reorganization costs - - - 1,322 - - - 2,287 Income tax (expense) benefit of adj. (1,356) (1,153) (2,993) (8,470) - (618) - (1,175) (1,617) Deferred tax liability remeasurement due to Tax - - - - - - - (2,808) - Cuts and Jobs Act Adjusted net income $ 17,594 $ 10,259 $ 5,028 $ 4,520 $ 11,567 $ 7,897 $ 2,714 $ 10,154 $ 9,050 Diluted net income (loss) per share(1): Net income (loss) as reported $ 1.03 $ 0.55 $ (0.10) $ (0.68) $ 0.89 $ 0.53 $ 0.21 $ 0.68 $ 0.34 Adjustments to net income (loss): Asset impairment and restaurant closure costs 0.06 0.28 0.70 1.58 - 0.12 - 0.41 - Litigation contingencies 0.28 - - - - - - - 0.30 Reorganization costs - - - 0.10 - - - - 0.17 Income tax (expense) benefit of adj. (0.10) (0.08) (0.22) (0.65) - (0.04) - (0.09) (0.12) Deferred tax liability remeasurement due to Tax - - - - - - - (0.22) - Cuts and Jobs Act Adjusted EPS - diluted $ 1.27 $ 0.75 $ 0.38 $ 0.35 $ 0.89 $ 0.61 $ 0.21 $ 0.78 $ 0.69 (1) For the third and fourth quarters of 2016, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income. In the fourth quarter of 2016, the calculation for Asset impairment and restaurant closure costs includes $0.01 related to the effect of the diluted shares on net loss per share as reported. 23

CLASSIFIED – INTERNAL USE 24 Restaurant Level Operating Profit Reconciliation to Income from Operations and Net Income (Loss) ($ in thousands) 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Restaurant revenue $ 396,770 $ 302,117 $ 293,858 $ 287,924 $ 413,451 $ 312,351 $ 301,100 $ 338,154 $ 414,702 Restaurant operating costs(1): Cost of sales 92,325 70,831 69,447 65,646 94,607 73,903 71,642 80,203 98,515 Labor 132,984 102,847 102,294 101,107 145,519 108,422 106,205 115,286 143,015 Other operating(2) 48,587 38,986 40,834 39,319 52,064 40,057 41,454 44,734 55,025 Occupancy 32,498 24,905 25,121 24,884 33,119 25,140 25,868 28,626 35,010 Restaurant-level operating profit 90,376 64,549 56,161 56,968 88,142 64,828 55,932 69,309 83,137 Add – Franchise and other revenue(2) 7,670 4,957 4,934 4,957 7,178 4,959 4,599 5,770 6,817 Deduct – Other operating: Depreciation and amortization 23,951 19,159 21,468 22,117 28,044 21,173 21,258 22,070 29,913 General and administrative expenses 31,980 19,972 20,328 19,015 30,913 21,927 18,562 21,874 28,588 Selling(2) 14,843 13,862 11,830 12,803 17,050 14,361 15,152 16,818 17,730 Pre-opening and acquisition costs 2,372 2,238 2,382 1,033 1,855 1,377 1,503 835 1,137 Other charges(2) 4,725 3,860 9,321 21,742 - 1,584 - 5,330 6,287 Total other operating 77,871 59,091 65,328 76,710 77,862 60,422 56,475 66,927 82,935 Income (loss) from operations 20,175 10,415 (4,235) (14,785) 17,458 9,366 4,056 8,152 7,019 Interest expense, net and other 1,638 1,486 1,612 2,046 2,984 2,453 2,032 2,543 3,407 Income tax expense (benefit) 4,312 1,377 (4,547) (8,079) 2,907 (18) (690) (3,198) (768) Total other 5,950 2,863 (2,935) (6,033) 5,891 2,435 1,342 (655) 2,639 Net income (loss) $ 14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 $ 6,931 $ 2,714 $ 8,807 $ 4,380 (1) Excluding depreciation and amortization, which is shown separately. (2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation.

CLASSIFIED – INTERNAL USE 25 EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss) ($ in thousands) 2016 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net income (loss) as reported $14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 $ 6,931 $ 2,714 $ 8,807 $ 4,380 Adjustments to net income (loss): Income tax expense (benefit) 4,312 1,377 (4,547) (8,079) 2,907 (18) (690) (3,198) (768) Interest expense, net 1,655 1,555 1,822 2,161 3,249 2,626 2,222 2,821 3,277 Depreciation and amortization 23,951 19,159 21,468 22,117 28,044 21,173 21,258 22,070 29,193 EBITDA .. $ 44,143 $ 29,643 $ 17,443 $ 7,447 $ 45,767 $ 30,712 $ 25,504 $ 30,500 $ 36,082 Asset impairment and restaurant 825 3,860 9,321 20,420 - 1,584 - 5,330 closure costs Litigation contingencies 3,900 - - - - - - - 4,000 Reorganization costs - - - 1,322 - - - - 2,287 Adjusted EBITDA $ 48,868 $ 33,503 $ 26,764 $ 29,189 $ 45,767 $ 32,296 $ 25,504 $ 35,830 $ 42,369 25